UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 6, 2007

                                ----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


       North Carolina                   1-13408                  56-1362926
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

     On June 6, 2007, Digital Recorders, Inc. announced that its TwinVision na, Inc. subsidiary in Durham, N.C., has received a combined total of more than $900,000 in orders for multi-color electronic destination sign systems destined for California.

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01. Financial Statements and Exhibits

(a)  Exhibits.
     99.1 Press release dated June 6, 2007.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DIGITAL RECORDERS, INC.

Date: June 6, 2007                  By: /s/ STEPHEN P. SLAY
                                        ----------------------------------------
                                        Stephen P. Slay
                                        Vice President, Chief Financial Officer,
                                        Secretary and Treasurer

INDEX TO EXHIBITS


EXHIBIT
NUMBER     DESCRIPTION
------     -----------

   99.1    Press release dated June 6, 2007.